UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

ALBEMARLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4250 Congress Street, Suite 900, Charlotte, North Carolina 28209
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (980) 299-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    Effective as of July 23, 2019, the Board of Directors (the “Board”) of Albemarle Corporation (the “Company”) appointed Glenda J. Minor and Holly A. Van Deursen as independent members of the Board. In addition, Ms. Minor has been appointed to the Audit & Finance Committee and the Nominating and Governance Committee of the Board, and Ms. Van Deursen has been appointed to the Executive Compensation Committee and the Health, Safety and Environment Committee of the Board. With the appointments of Ms. Minor and Ms. Van Deursen, the Board consists of 13 directors.
In accordance with our non-employee director compensation program, Ms. Minor and Ms. Van Deursen will each receive an annual retainer of $100,000, payable quarterly and pro-rated for partial quarters, and an annual grant of stock equal to $130,000.
There is no arrangement or understanding with or between Ms. Minor or Ms. Van Deursen and any other persons pursuant to which either was selected as a director. Neither Ms. Minor nor Ms. Van Deursen is a party to any transactions set forth in Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointments is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 23, 2019, the Board amended Section 2 of Article II of the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the size of the Board from 11 to 13 directors, effective immediately. On July 23, 2019, the Board also amended the Company’s Corporate Governance Guidelines to reflect the increase in the size of the Board to 13 directors.
The foregoing description of the amendment to the Bylaws is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the amendment to the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated by reference herein. A complete copy of the Bylaws, as amended, will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. The Bylaws as in effect prior to this amendment are attached as Exhibit 3.2 to the Form 8‑K filed by the Company on May 12, 2017.
A complete copy of the Company’s Corporate Governance Guidelines as amended is posted on the Company’s Internet website (www.albemarle.com) in the “Investors -- Corporate Governance -- Governance Documents” section.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Text of Amendment to Bylaws

99.1	Press Release dated July 23, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: July 23, 2019	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel